SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated for reference November 7,1997.
                                    SECTION 1
                                SECURITY INTEREST

1.1      Creation of Security Interest.

         J.R.S. EXPLORATION COMPANY LIMITED (the "DEBTOR"), having its chief executive office at 4750 30 Street, S.E., Calgary, Alberta, T2B 2Z1 as continuing security for the repayment and the performance of the Obligations (as defined herein) of the Debtor to SANWA BUSINESS CREDIT CORPORATION (the "SECURED PARTY") having an office at Suite 950, 550 North Brand Boulevard, Glendale, California, U.S.A. 91203, grants to the Secured Party a continuing, specific and fixed assignment, transfer, mortgage, charge and security interest in all of the Debtor's property, assets, rights and undertaking of every nature, item and kind, now or at any time and from time to time, wherever situate, including those described in this clause 1.1, namely:

i) ACCESSIONS. All increases, additions, accretions and accessions to, and all extensions, reversions, renewals, continuations or replacement of any of the Collateral (as defined in Section 2. 1) (collectively the "ACCESSIONS");

ii) ACCOUNTS. All debts, accounts, claims and monies which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor OR in which the Debtor now or hereafter has any other interest, and also all securities, bills, notes and other documents now held or owned or which may be hereafter taken, held or owned by the Debtor or anyone on behalf of the Debtor in respect of the said debts, accounts, claims and monies, and any part thereof (collectively, the "ACCOUNTS");

iii) Chattel Paper. All chattel paper in which the Debtor now or hereafter has an interest, and any part thereof (the "CHATTEL PAPER");

iv) DOCUMENTS OF TITLE. All documents of title, whether negotiable or nonnegotiable, including, without limitation, all warehouse receipts and bills of lading, in which the Debtor now or hereafter has an interest, and any part thereof (collectively, the "DOCUMENTS OF TITLE");

v) EQUIPMENT. All goods in which the Debtor now or hereafter has an interest other than Inventory or consumer goods and any part thereof, including, without limitation, all tools, apparatus, fixtures, plant, machinery, furniture, chattels, vehicles, vessels, air


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         conditioning,  heating, ventilating,  electrical, mechanical, plumbing, communications  and  data  systems,  elevators,  escalators  and  other
         conveyancing  devices,  boilers,  furnaces,   carpets,  blinds,  window
         coverings,   curtains,  awnings,  lighting  fixtures,  doors,  windows, demising walls and partitions, wiring, pipes, conduits, seasonal decorations, and the equipment described in the Schedule hereto or any schedule hereafter annexed hereto (collectively, the "EQUIPMENT');

vi) INSTRUMENTS. All letters of credit, advices of credit and all other instruments in which the Debtor now or hereafter has an interest, and any part thereof (collectively, the "INSTRUMENTS");

vii) INTANGIBLES. All intangible property of whatever kind in which the Debtor now or hereafter has an interest, including, without limitation, all of the Debtor's choses in action, contractual rights, agreements, leases of personal property, license rights, licenses, permits, goodwill, patents, trade marks, trade names, quotas, industrial designs, copyrights and other industrial or intellectual property (collectively, the "INTANGIBLES");

viii) INVENTORY. All personal property of whatever kind and wherever situated, which now or hereafter forms part of the inventory of the Debtor, in which the Debtor now or hereafter has an interest, including without limitation, all goods, merchandise, raw materials, goods in process, work in progress, finished goods and other tangible personal property now or hereafter held for sale, lease, resale or exchange or furnished or to be furnished under contracts for service or that are used or consumed in the business of the Debtor, and any part thereof (collectively, the "INVENTORY");

ix) MONEY. All money in which the Debtor now or hereafter has an interest, and any part thereof (the "Money");

x) PROCEEDS. All proceeds and personal property in any form derived directly or indirectly from any dealing with the Collateral or any part thereof and all proceeds of proceeds and any part thereof (collectively, the "PROCEEDS");

xi) RECORDS. All books, papers, documents, writings, tapes, magnetic or other machine readable data and records, and all other information, however stored, recording or relating to any of the Collateral (collectively, the "RECORDS"); and

xii) SECURITIES. All shares, stock, warrants, bonds, debentures, debenture stock, mortgages and other


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         securities  in which the Debtor now or hereafter  has an interest,  and any part thereof (collectively, the "SECURITIES').

1.2      Floating Charge.

         As security for the repayment and the performance of each of the Obligations (as defined herein), the Debtor grants a floating charge to the Secured Party on all the Debtor's interest in real property, including without limitation, all fixtures, crops and improvements, both present and future, other than such as are validly and effectively, charged under Section 1.1 or

1.3      Nature of Security Interests.

         Notwithstanding the Debtor's right to deal with the Inventory in the ordinary course of business as provided herein, the security interest created hereby shall operate as fixed and specific mortgages and charges of all of the Collateral presently existing, and with respect to all future Collateral, shall operate as fixed and specific mortgages and charges of such future Collateral which shall attach at the moment the Debtor acquires any right or interest therein. The security interest created by Section 1.2 is intended as a floating charge which shall attach at the time provided in Section 1.4.

1.4      Attachment.

         The Debtor acknowledges that value has been given. The security interests created hereby are intended to attach, as to all of the Collateral in which the Debtor has an interest, forthwith when the Debtor executes this Security Agreement, and, as to all Collateral in which the Debtor acquires any right or interest after the execution of this Security Agreement, when the Debtor acquires such right or interest.

1.5      Exceptions.

         Leases - The last day of any term reserved by any lease, verbal or written, or any agreement therefor, now held or hereafter acquired by the Debtor is hereby excepted out of the security interests created hereby. The Debtor shall assign and dispose of such last day of any term reserved by any such lease in such manner as the Secured Party may from time to time direct in writing. Upon any sale, assignment sublease or other disposition of such lease or agreement to lease, the Secured Party shall, for the purpose of vesting the aforesaid residue of any such term in any purchaser, assignee, sublessee or such other acquire of the lease, agreement to lease or any interest therein, be entitled by deed or other written instrument to assign to such other person, the aforesaid residue of any such other in lease of the Debtor and to vest the same freed and discharged from any obligation whatsoever respecting the same.


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1.6      Statement.

         The Debtor acknowledges that a security interest is taken in all of the Debtor's present and after acquired property.

1.7      Where Consent Required.

         Nothing herein shall constitute an assignment or attempted assignment of any right, privilege, benefit contact permit, policy or other document or instrument which by the provisions thereof or by law is not assignable or which requires the consent of any third party to its assignment unless such is obtained or is waived by the third party. In each such case the Debtor shall, unless the Secured Party otherwise agrees in writing, forthwith obtain the consent of any necessary third party to its assignment hereby and for its further assignment by the Secured party to any third party who may acquire same as a result of the Secured party's exercise or remedies after an Event of Default. Upon such consents being obtained or waived, this Security Agreement shall apply thereto without regard to this Section 1.7 and without the necessity of any further assurance to effect the assignment thereof

1.8      Pending Consent.

         In any case to which Section 1.7 applies, unless and until consent to assignment is obtained as therein provided, the Debtor shall, to the extent it may do so by law or pursuant to the provisions of the document or interest therein referred to, hold all benefit to be derived therefrom in trust for the Secured Party as additional security for performance of the Obligations and shall deliver up all such benefit to the Secured Party forthwith upon demand by the Secured Party.

                                    SECTION 2
                                   DEFINITIONS

2.1      Collateral.

         The property, assets, rights and undertaking charged hereunder, including all of such Accessions, Accounts, Chattel Paper, Documents of Title, Equipment, Instruments, Intangibles, Inventory, Money, Proceeds, Records and Securities together with all increases, additions, improvements and accessions thereto, and all substitutions or any replacements thereof are, unless otherwise specified, herein referred to as the "COLLATERAL".

2.2      Defined Terms.

         Unless the context otherwise requires or unless otherwise specified, all the terms used herein without initial capitals which are defined in the Personal Property Security Act (Alberta) or the regulations thereunder, as they may be amended, restated or replaced by successor legislation of comparable


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effect (collectively, the "PISA), have the same meaning herein as in the PISA.

2.3      General Terms.

i) "AGREEMENT" means any contract, instrument, permit, policy or other document forming part of the Collateral, or creating or evidencing any right, privilege or benefit forming part of the Collateral;

ii) "BUSINESS PREMISES" means real property which the Debtor uses in its business, if any;

iii) "ENVIRONMENTAL LAWS" means any laws, regulations, orders, by-laws, permits or lawful requirements of any governmental authority with respect to environmental protection or regulating hazardous materials; and

iv) "HAZARDOUS MATERIALS" means any asbestos material, urea formaldehyde, explosives, radioactive materials, pollutants, contaminants, hazardous substances, corrosive substances, toxic substances, special waste or waste of any kind including, without limitation, compounds known as chlorobiphenyls and any substance the storage, manufacture, disposal, treatment, generation, use, transport, remediation or release of which into the environment is prohibited, controlled or licensed under Environmental Laws.

                                    SECTION 3
                               OBLIGATIONS SECURED

3.1      Obligations Secured.

         The Collateral constitutes and will constitute continuing security for the following obligations (collectively, the "OBLIGATIONS') of the Debtor to the Secured Party:

i) INDEBTEDNESS. The prompt payment, as and when due and payable, of all amounts now or hereafter owing by the Debtor to the Secured Party, including by way of guarantee or indemnity, whether now existing or hereafter incurred, matured or unmatured, direct, indirect, joint or several, or contingent including any extensions and renewals thereof, and all future advances and re-advances; and

ii) PERFORMANCE OF AGREEMENTS. The strict performance and observance by the Debtor of all agreements, warranties, representations, covenants and conditions of the Debtor made pursuant to this Security Agreement or any other agreement between the Debtor and the Secured Party all as now in effect or as hereafter entered into or amended.


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3.2      Reduction of Obligations.

         The Obligations may be reduced to zero from time to time without affecting the validity, perfection or enforceability of this Security Agreement or the security interests created hereby until this Security Agreement is discharged in accordance with Section 9. 1 0.

                                    SECTION 4
                     DEBTOR'S REPRESENTATIONS AND WARRANTIES

4.1      General

         The Debtor represents and warrants to and for the benefit of the Secured Party and so long as this Security Agreement in effect shall be deemed to continuously represent and warrant as set out in this Section 4.

4.2      Incorporation, Licenses and Qualifications.

         The Debtor is a body corporate, duly incorporated, properly organized and validly existing under the laws of Alberta and is duly recognized and qualified to do business under the laws of each other jurisdiction in which the character of the properties owned by it or the nature of the activities conducted b it make such registration or qualification advisable or necessary.

4.3      Corporate Power.

         The Debtor has full power and lawful authority to enter this Security Agreement and to grant the security interests hereby created.

4.4      Enforceability.

         This Security Agreement constitutes a valid and legally binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, subject only to bankruptcy, insolvency or other statutes or judicial decisions affecting the enforcement of creditors' rights generally and to general principles of equity.

4.5      No Actions or Material Adverse Changes.

         There is no action or proceeding pending or to the knowledge of the Debtor threatened against the Debtor before any court, administrative agency, tribunal, arbitrator, government or governmental agency or any fact known to the Debtor and not disclosed to the Secured Party which might involve any material adverse change in the properties, business, prospects or condition of the Debtor, or which question the validity of this Security Agreement or any other material agreement to which the Debtor is a party (or the Debtor's ability to perform its


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obligations  under  this  Security  Agreement)  and  there  are  no  outstanding judgments, writs of execution, work orders, injunctions, directives against the Debtor or its properties.

4.6      Non-Conflict.

         Neither the execution nor the performance of this Security Agreement requires the approval of any regulatory agency having jurisdiction over the Debtor nor is this Security Agreement in contravention of or in conflict with the articles, by-laws or resolutions of the directors or shareholders of the Debtor or of the provisions of any agreement to which the Debtor is a party or by which any of its property may be bound or of any statute, regulation, by-law, ordinance or other law, or of any judgment, decree, award, ruling or order to which the Debtor or any of its property may be subject.

4.7      No Default.

         The Debtor is not in breach of any agreement to which it is a party.

4.8      Ownership and Collateral Free of Encumbrances.

         The Debtor is the owner of or has rights in the Collateral free and clear of all other security interests, mortgages, hypothecs, pledges, liens, claims, charges, whether fixed or floating, or other encumbrances whatsoever (collectively the "ENCUMBRANCES").

4.9      No Other Corporate Names or Styles.

         The Debtor does not now carry on business under or use any name or style other than the name(s) specified in this Security Agreement.

4.10     Places of Business of the Debtor.

         The place of business of the Debtor or the chief place of business if there are more than one places of business is at 4750 30 Street, S.E., Calgary, Alberta, T2B 2Z1 (the "PLACE OF BUSINESS") where the Debtor conducts its business operations or keeps or stores the Collateral and records in respect thereof and of the Debtor's business.

4.11     Serial Numbered Goods.

         The complete, accurate and appropriate serial number (as specified in the regulations under the PPSA) for each item of Equipment that is serial numbered goods in which the Debtor now has any interest, is set out in the Schedule hereto.

4.12     Insurance.


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         The Collateral is insured in accordance with the terms hereof.

4.13     Account Debtor.

         Each Account, Chattel Paper, Security and Instrument constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay thereunder (the "Account Debtor").

4.14     Amounts Due From Account Debtor.

         The amount represented by the Debtor to the Secured Party from time to time as owing by each Account Debtor or by all Account Debtors shall, to the best of the Debtor's knowledge be the correct amount actually and unconditionally owing by such Account Debtor or Account Debtors, save and except for normal cash discounts where applicable.

4.15     Financial Information.

         In all information and financial statements supplied for the benefit of the Secured Party, the Debtor has made no untrue statement of any material fact, and has revealed all material facts the omission of which would make such information and statements misleading. The Debtor has disclosed all facts which materially adversely affect or, so far as the Debtor can reasonably foresee, will materially adversely affect the business, properties, prospects or financial condition of the Debtor or the ability of the Debtor to perform its obligations hereunder. All accounting information and financial statements supplied for the benefit of the Secured Party have been prepared in accordance with generally accepted accounting principles.

4.16     Survival and Reliance.

         All representations and warranties of the Debtor made herein or in any certificate or other document delivered by or on behalf of the Debtor for the benefit of the Secured party are material, shall survive the execution and delivery of this Security Agreement and shall continue in full force and effect without time limit. The Secured Party is deemed to have relied upon each such representation and warranty notwithstanding any investigation made by or on behalf of the Secured Party at any time.

                                    SECTION 5
                               DEBTOR'S COVENANTS

5.1      General.

         Unless compliance with the following covenants is waived by the Secured Party in writing or unless non-compliance with any such covenants is otherwise consented to by the Secured


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Party by written agreement with the Debtor, the Debtor covenants and agrees with the Secured  Party to observe and perform each of the  covenants set out in this
Section 5.

5.2      Keep Collateral in Good Repair.

         The Debtor will keep the Collateral in good order, condition and repair.

5.3      Conduct of Business.

                  The Debtor will carry on and conduct its business in a proper and efficient manner so as to protect and preserve the Collateral.

5.4      Servicing of Payables.

         The Debtor will pay when due all amounts are payable by it howsoever arising, including without limiting the generality of.the foregoing, all rents, charges, taxes, rates, levies, assessments, fees and duties of every nature which may be levied, assessed or imposed against or in respect of the Collateral or Debtor and will provide the Secured Party with evidence of such payment upon request.

5.5      Compliance with Agreements and Laws.

         The Debtor will not use the Collateral in violation of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, by-law, rule, regulation, court order or ordinance.

5.6      Notice of Encumbrances and Proceedings.

         The Debtor will promptly notify the Secured Party of any Encumbrance made or asserted against any of the Collateral, and of any suit, action or proceeding affecting any of the Collateral or which could affect the Debtor. The Debtor will, at its own expense, defend the Collateral against any and all such Encumbrances and aging any and all such suits, actions or proceedings.

5.7      No Accessions or Fixtures.

         The Debtor will prevent the Collateral from becoming an accession to any property other than the Collateral or from becoming a fixture unless the security interests hereby created rank prior to the interests of all other persons in the realty.

5.8      Marking the Collateral.

         The Debtor will, at the request of the Secured Party, mark, or otherwise take appropriate steps to identify, the


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Collateral  to indicate  clearly  that it is subject to the  security  interests hereby created.

5.9      Disposition of Collateral.

         The Debtor will not assign, transfer, sell, lease, exchange, or otherwise dispose of the Collateral or any interest therein except for:

i)       Inventory in the ordinary  course of business on customary trade terms;
         and

ii) Equipment which has become worn out, damaged or otherwise unsuitable for its purpose, on condition that the Debtor substitute for such Equipment property of equal value free from all Encumbrances, except in favour of the Secured Party. Such substituted property shall become part of the Collateral as soon as the Debtor acquires any interest in it.

5.10     Encumbrances.

         Except for the Permitted Encumbrances, the Debtor will not create, assume or suffer to exist any Encumbrance in, of or on any of the Collateral.

5.11     Change of Place of Business, Collateral and Names.

         The Debtor will not change its Place of Business, chief executive office, the location of any of the Collateral, or the records in respect thereof or change its name or any name or style under which it carries on business without giving to the Secured Party 20 day's prior written notice of me change or of the new name or style, as applicable.

5.12     Serial Numbered Goods.

         The Debtor will, at or before the time that it acquires any interest in any item of Equipment that is serial numbered goods, give the Secured Party a written notice setting out the complete, accurate and appropriate serial number (as specified in the regulations under the PPSA) of such item of Equipment.

5.13     Notice of Loss of Collateral.

i) all loss or damage to or loss or possession of the Collateral otherwise than by disposition in accordance with the terms hereof; and

ii) any failure of any Account Debtor in payment or performance of obligations due to the Debtor which may affect the Collateral.

5.14     Inspection of Records and Collateral.


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         The Debtor will at all times keep accurate and complete  records of the
Collateral as well as proper books of account for its business all in accordance with generally accepted accounting principles, consistently applied. The Debtor will permit the Secured Party or its authorized agents to have access to all premises occupied by the Debtor or any place where the Collateral may be found to inspect the Collateral and to examine the books of accounts, financial records and reports of the Debtor and to have temporary custody of, make copies of and take extracts from such books, records and reports.

5.15     Access to Computer Information.

         In the event that the use of a computer system is required to access any information and data which the Secured Party is entitled to access and examine hereunder, the Debtor will allow the Secured Party the use of its computer system for such purpose and will provide assistance in that regard. If for any reason such information and data cannot be accessed and retrieved
Debtor's premises the Secured Party may remove the medium in which such information or data is stored from the Debtor's premises to any other place which has a computer system that will give the Secured Party the opportunity to retrieve, record or copy such information and data. The Secured Party is hereby authorized to reproduce and retain a copy of any such information and data in any format whatsoever.

5.16     Delivery of Documents.

         The Debtor will promptly deliver to the Secured Party upon request:

i) DOCUMENTS OF TITLE. Any Chattel Paper, Instruments, Securities, and Documents of Title, and upon such delivery, where applicable, duly endorse the same for transfer in blank or as the Secured Party may direct;

ii) BOOKS OF ACCOUNT. All computer software, tapes, discs, drums and cards, all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral or the Debtor's business for the purpose of inspecting, auditing or copying the same;

iii) FINANCIAL STATEMENTS. All financial statements prepared by or for the Debtor regarding the Debtor's business;

iv) POLICIES OF INSURANCE. All policies and certificates of insurance relating to the Collateral;

v) AGREEMENTS. All agreements, licenses, and consents relating to the Collateral and the Debtor's business; and


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vi)      OTHER  INFORMATION.  Such  information  concerning the Collateral,  the
         Debtor and the Debtor's business and affairs as the Secured Party may request.

5.17     Risk and Insurance.

         The Debtor will bear the sole risk of any loss, damage, destruction or confiscation of or to the Collateral during the Debtor's possession thereof or otherwise. The Debtor will insure the Collateral with insurers acceptable to the Secured Party against loss or damage by fire, theft or other insurable perils customarily insured against by persons having an interest in such Collateral for the full insurable value thereof with the Secured Party as a named insured and with loss payable to the Secured Party as its interest may appear. All such policies of insurance shall provide that the insurance coverage provided thereunder shall not be changed or cancelled except on 30 days' prior written notice to the Secured Party. If the Debtor shall fail to so insure, the Secured Party may, but shall not be required to, insure the Collateral and the premiums for such insurance shall be added to the Obligations and be secured hereby.

5.18     Proceeds In Trust.

         The Debtor will and shall be deemed to hold all Proceeds in trust, separate and apart from other Money, Instruments or property, for the benefit of the Secured Party until all amounts owing by the Debtor to the Secured Party have been paid in full.

5.19     No Amalgamation.

         The Debtor will not change the nature of its business or amalgamate or otherwise merge with any person or permit all of or a substantial portion of its property to become the property of any other person, whether in one or a series of transactions, and the Debtor shall not do any act or thing that would materially adversely affect its business, property, prospects or financial condition.

5.20     Dividends.

         The Debtor will not pay any dividends to the shareholders of any of the classes of shares in die capital of the Debtor, and the Debtor shall not purchase or redeem any of the shares in the capital of the Debtor without the prior written approval of the Secured Party, which approval will not be unreasonably withheld.

5.21     Performance and Default by Debtor.

         The Debtor will observe and perform all the obligations imposed on the Debtor by or in respect of the Collateral, maintain the Collateral in good standing and not do or permit to


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

be done anything to impair, and not omit to do anything that would prevent the impairment of, the security interests hereby created. The Debtor will give to the Secured Party prompt notice of any default by the Debtor in the performance of its covenants to the Secured Party under this Security Agreement.


5.22     Default under Agreements.

         The Debtor will not default under any provision of any Agreement or any other agreement which creates a security interest in or otherwise affects the Collateral or, without the prior written consent of the Secured Party, amend any Agreement or give any consent, concession or waiver of the terms of, or exercise any option of the Debtor permitted under such terms, or cancel or terminate any Agreement or accept the surrender thereof The Debtor will give to the Secured Party notice of any default by the Debtor under any Agreement or any other agreement which creates a security interest in or otherwise affects the Collateral, promptly upon becoming aware of the occurrence of such default, but in all events, if the Debtor is aware of the default, in sufficient time to afford the Secured Party an opportunity to cure any such default prior to any other party to any Agreement or any such other agreement terminating or otherwise enforcing its rights and remedies under the Agreement or such other agreement.

5.23     Environmental Law.

         The Debtor covenants and agrees with the Secured Party to:

i) develop and use the Business Premises only in compliance with all Environmental Laws;

ii) permit the Secured Party to investigate the Business Premises, any goods on the Business Premises and the Debtor's records at any time and from time to time to verify such compliance with Environmental Laws and this Security Agreement;

iii) upon the request of the Secured Party, obtain from time to time at the Debtor's cost a report from an independent consultant designated or approved by the Secured Party verifying compliance with Environmental Laws and this Security Agreement or the extent of any non-compliance therewith;

iv) not store, manufacture, dispose, treat, generate, use, transport, remediate or release Hazardous Materials on or from the Business Premises without notifying the Secured Party in writing;

v) promptly remove any Hazardous Materials from the Business Premises in a manner which conforms to Environmental Laws governing their removal; and,

vi)      notify the Secured Party in writing of:

         a) any enforcement, clean-up, removal, litigation or other governmental, regulatory, judicial or administrative action instituted, contemplated or threatened against the Debtor or the Business Premises pursuant to any Environmental Laws;

         b) all claims, actions, orders or investigations, made or threatened by any third party against the Debtor or the Business Premises relating to damage, contribution, cost recovery, compensation, loss or injuries resulting from any Hazardous Materials or any breach of the Environmental Laws; and

         c) the discovery of any Hazardous Materials or any occurrence or condition on the Business Premises or any real property adjoining or in the vicinity of the Business Premises which could subject the Debtor or the Business Premises to any fines, penalties, orders or proceedings under any Environmental Laws.


                                    SECTION 6
                             COLLECTION OF ACCOUNTS

6.1      Collection of Accounts.

         The Secured Party may, whether before or after default under this Security Agreement, notify and direct any Account Debtor to make all payments whatever to the Secured Party. The Secured Party may hold all amounts acquired from any Account Debtor and any Proceeds as part of the Collateral.

6.2      Trust Provision.

         Any payments received by the Debtor whether before or after notification to Account Debtors, shall be held by the Debtor in trust for the Secured Party in the same medium in which received, shall not be commingled with any assets of the Debtor and shall, at the request of the Secured Party, be turned over to the Secured Party not later than the next business day following the day of their receipt.

                                    SECTION 7
                                     DEFAULT

7.1      Default.

         The Debtor shall be in default under this Security Agreement upon the occurrence of any of the following events ("EVENTS OF DEFAULT"):

i) PERFORMANCE OF OBLIGATIONS. The Debtor defaults in the payment or performance of any of the Obligations;

ii) BREACH OF AGREEMENT. The Debtor breaches any term, provision, warranty, representation or covenant under this Security Agreement or any other agreement between the Debtor and the Secured Party, all as in effect or as hereafter entered into or amended;

iii) GUARANTOR OR INDEMNITOR DEFAULT. Any person who from time to time guarantees, assumes or otherwise becomes liable for the Obligations or who covenants and agrees to indemnify the Secured Party for any loss, costs or damages as a result of the Debtor's failure to perform the Obligations (the "GUARANTOR/INDEMNITOR"), commits a breach of, or fails to observe or perform, any covenant, representation or warranty in favour of the Secured Party;

iv) CEASE TO CARRY ON BUSINESS. The Debtor or Guarantor/Indemnitor ceases or threatens to cease to carry on business;

v) BANKRUPTCY, INSOLVENCY. The dissolution, termination of existence, insolvency, bankruptcy or business failure of the Debtor or Guarantor/Indemnitor, or upon the appointment of a receiver, receiver-manager or receiver and manager of any part of the property of the Debtor or Guarantor/Indemnitor, or the commencement by or against the Debtor or Guarantor/Indemnitor of any proceeding under any bankruptcy, arrangement, reorganization, dissolution, liquidation, insolvency or similar law for the relief of or otherwise affecting creditors of the Debtor or Guarantor/Indemnitor, or by or against any guarantor or surety for the Debtor or Guarantor/Indemnitor, or upon the issue of any writ of execution, warrant, attachment, sequestration, levy, third party demand, notice of intention to enforce security or garnishment or similar process against the Debtor, Guarantor/Indemnitor or any part of the Collateral;

vi) COMMIT ACT OF BANKRUPTCY. The Debtor or Guarantor/Indemnitor commits or threatens to commit an act of bankruptcy;

vii) DISSOLUTION, WINDING UP. The institution by or against the Debtor or Guarantor/Indemnitor of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of the Debtor or Guarantor/Indemnitor;

viii) SALE IN BULK. The Debtor or Guarantor/Indemnitor makes or proposes to make any sale of its assets in bulk;

ix) CHARGE AGAINST COLLATERAL. If any right of distress is levied or is threatened to be levied against the Collateral or if any Encumbrance affecting the Collateral becomes enforceable against the Collateral or any part thereof;

x) DESTRUCTION OF COLLATERAL. Any material portion of the Collateral is damaged or destroyed;

xi) OTHER DEFAULT. The Debtor or any Guarantor/Indemnitor defaults under any agreement with respect to any indebtedness or other obligation to any person other than the Secured Party, if such default has resulted in, or may result, with notice or lapse of time or both, in, the acceleration of any such indebtedness or obligation or the right of such person to realize upon any Collateral; and

xii) PERFORMANCE IMPAIRED. The Secured Party in good faith believes the prospect of payment or performance of the Obligations hereunder is or is about to be impaired or that any Collateral is or is about to be placed in jeopardy.

7.2      Crystallization.

         The floating charge created by Section 1.2 shall become a fixed charge as soon as:

i)       the Secured Party gives notice to that effect to the Debtor;

ii) the Secured Party takes any step to accelerate or demand payment of the Obligations, or gives notice of its intention or takes any steps to enforce its security; or

iii) an Event of Default described in Subsection 7.1(e) or (g) occurs in respect of the Debtor.

7.3      Demand Obligations.

         The fact that this Security Agreement provides for Events of Default and rights of acceleration shall not derogate from the demand nature of any Obligation payable on demand.

7.4      Waiver not to Affect Subsequent Breach.

         The Secured Party may waive default or any breach by the Debtor of any of the provisions contained in this Security Agreement. No waiver shall extend to a subsequent breach or default, whether or not the same as or similar to the breach or default waived. No act or omission of the Secured Party shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default of the Debtor or the rights of the Secured Party resulting therefrom. Any such waiver must to be in writing and signed by the Secured Party to be effective.

                                    SECTION 8
                       SECURED PARTY'S REMEDIES ON DEFAULT

8.1      Indebtedness Due and Rights and Remedies.

         Upon the occurrence of an Event of Default all of the Obligations shall become immediately due and payable without notice to the Debtor, and the Secured Party may, at its option, proceed to enforce payment of same and to exercise any or all of the rights and remedies contained herein, including, without limitation, the signification and collection of the Debtor's Accounts, or otherwise afforded by law, in equity or otherwise. The Secured Party shall have the right to enforce one or more remedies successively or concurrently in accordance with applicable law and the Secured Party expressly retains all rights and remedies not inconsistent with the provisions herein including all the rights it may have under the PPSA, and, without restricting the generality of the foregoing, the Secured Party may upon such Event of Default:

i) APPOINTMENT OF RECEIVER. Appoint by instrument in writing a receiver, receiver manager or receiver and manager (herein a "RECEIVER") of the Debtor and of all or any part of the Collateral and remove or replace such Receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of a Receiver. Any Receiver appointed by the Secured Party so far as concerns responsibility for its acts shall be deemed the agent of the Debtor and not of the Secured Party. Where the Secured Party is referred to in this Section the reference includes, where the context permits, any Receiver so appointed and the officers, employees, servants or agents of such Receiver;

ii) ENTER AND REPOSSESS. Immediately and without notice enter the Debtor's premises and repossess, disable or remove the Collateral and the Debtor hereby grants to the Secured Party a license to occupy any premises of the Debtor for the purpose of storage of the Collateral;

iii) RETAIN THE COLLATERAL. Retain and administer the Collateral in the Secured Party's sole and unfettered discretion, which the Debtor hereby acknowledges is commercially reasonable;

iv) DISPOSE OF THE COLLATERAL. Dispose of any Collateral by public auction, private tender or private contract with or without notice, advertising or any other formality, all of which are hereby waived by the Debtor. The Secured Party may, at its discretion establish the terms of such disposition, including, without limitation, terms and conditions as to credit, upset, reserve bid or price. The Secured Party may also lease the Collateral on such terms as it deems appropriate. The payments for Collateral, whether on a disposition or lease, may be deferred. All payments made pursuant to such dispositions shall be credited against the Obligations only as they are actually received. The Secured Party may buy in, rescind or vary any contract for the disposition of any Collateral and may dispose of any Collateral again without being answerable for any loss occasioned thereby. Any such disposition may take place whether or not the Secured Party has taken possession of the Collateral;

v)       FORECLOSE.  Foreclose  upon  the  Collateral  in  satisfaction  of  the
         Obligations. The Secured Party may designate any part of the Obligations to be satisfied by the foreclosure of particular Collateral which the Secured Party considers to have a net realizable value approximating the amount of the designated part of the Obligations, in which case only the designated part of the Obligations shall be deemed to be satisfied by the foreclosure of the particular Collateral;

vi) CARRY ON BUSINESS. Carry on or concur in the carrying on of all or any part of the business of the Debtor and may, m any event, to the exclusion of all others, including the Debtor, enter upon, occupy and use all premises of or occupied or used by the Debtor and use any of the personal property (which shall include fixtures) of the Debtor for such time and such purposes as the Secured Party sees fit. The Secured Party shall not be liable to the Debtor for any neglect in so doing or in respect of any rent, cost, charges, depreciation or damages in connection therewith;

vii) PAYMENT OF ENCUMBRANCES. Pay any Encumbrance that may exist or be threatened against the Collateral. In any such case the amounts so paid together with costs, charges and expenses incurred in connection therewith shall be added to the Obligations secured by this Security Agreement;

viii) PAYMENT OF DEFICIENCY. If the proceeds of realization are sufficient to pay all monetary Obligations, the

         Debtor shall forthwith pay or cause to be paid to the Secured Party any deficiency and the Secured Party may sue the Debtor to collect the amount of such deficiency; and

ix) DEALING WITH COLLATERAL. Subject to applicable law seize, collect, realize, borrow money on the security of, release to third parties, sell (by way of public or private sale), lease or otherwise deal with the Collateral in such manner, upon such terms and conditions, at such time or times and place or places and for such consideration as may seem to the Secured Party advisable and without notice to the Debtor. The Secured Party may charge on its own behalf and pay to others sums for expenses incurred and for services rendered (expressly including legal services, consulting, receivers and accounting fees) in or in connection with seizing, collecting, realizing, borrowing on the security of, selling or obtaining payment of the Collateral and may add such sums to the Obligations secured by the Security Agreement.

8.2      Assemble the Collateral.

         To assist the Secured Party in the implementation of such rights and remedies the Debtor will, at its own risk and expense and at the Secured Party's request, assemble and prepare for removal such items of the Collateral as are selected for the Secured Party as shall, in the Secured Party's sole judgment, have a value sufficient to cover all the Obligations.

8.3      Secured Party Not Liable for Failure to Exercise Remedies.

         The Secured Party shall not be liable or accountable for any delay or failure to exercise its remedies, take possession of, seize, collect, realize, sell, lease or otherwise dispose of or obtain payment for the Collateral. The Secured Party shall not be bound to institute proceedings for such purposes or for the purpose of preserving any rights, remedies or powers of the Secured Party, the Debtor or any other person in respect of the Collateral or against any Account Debtor.

8.4      Allocation of Proceeds.

         All monies collected or received by the Secured Party in respect of the Collateral may be held by the Secured Party and may be applied on account of such parts of the Obligations at the sole discretion of the Secured Party.

8.5      Extension of Time.

         The Secured Party may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release the Collateral to third parties and otherwise deal with the Debtor's guarantors or sureties and others and with the Collateral and other securities as the Secured Party may see fit without prejudice to the liability of the Debtor to the Secured Party, or the Secured Party's rights, remedies and powers under this Security Agreement.

8.6      Forbearance is not Waiver.

         No extension of time, forbearance, indulgence or other accommodation now, heretofore or hereafter given by the Secured Party to the Debtor shall operate as a waiver, alteration or amendment of the right of the Secured Party or otherwise preclude the Secured Party from enforcing such rights.

8.7      Effect of Appointment of Receiver.

         As soon as the Secured Party takes possession of any Collateral or appoints a Receiver, all powers, functions,m rights and privileges of the directors and officers of the Debtor with respect to that Collateral shall cease, unless specifically continued by the written consent of the Secured Party or the Receiver.

8.8      Limitation of Liability.

         The Secured Party shall not be liable by reason of any entry into or taking possession of any of the Collateral hereby charged or intended so to be or any part thereof, to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or any act or omission for which a secured party in possession might be liable. The Debtor acknowledges and agrees that any and all payments, responsibilities, obligations and liabilities in respect of the Collateral shall remain those of the Debtor and no such payments, responsibilities obligations or liabilities are assigned hereby nor are assumed or incurred by the Secured Party hereunder.

8.9      Release by Debtor.

         The Debtor hereby releases and discharges the Secured Party and the Receiver from every claim of every nature, whether in sounding in damages or not, which may arise or be caused to the Debtor or any person claiming through or under the Debtor by reason or as a result of any act or omission of the Secured Party or any successor or assign claiming through or under the Secured Party or the Receiver under the provisions of this Security Agreement unless such claim is the result of dishonesty or gross neglect.

8.10     Performance by Secured Party.

         Nothing herein shall obligate the Secured Party to assume or perform any obligation of the Debtor to any third party in respect or arising out of the Collateral. The Debtor agrees to indemnify and save harmless the Secured Party from any and all claims of such third parties. The Secured Party may however at its option assume or perform any such obligations which the Secured Party considers necessary or desirable to obtain the benefit of the Collateral, or any part thereof, free of any set off, deduction or abatement and any money so expended by the Secured Party shall form part of the Obligations and shall bear interest at the highest rate per annum from time to time charged by the Secured party on any of the other Obligations.

                                    SECTION 9
                                  MISCELLANEOUS

9.1      Costs.

         The Debtor will indemnify and reimburse the Secured Party on demand for all interest, commissions, costs of realization and other costs and expenses (including the full amount of all legal fees and expenses paid by the Secured Party) incurred by the Secured Party or any Receiver in connection with:

i) the perpetual registration of any financing statement registered in connection with the security interests hereby created;

ii) the preparation, execution, perfection, protection, enforcement of and advice with respect to this Security Agreement;

iii) the realization, disposition of, retention, protection, insuring or collection of any Collateral;

iv) the protection or enforcement of the rights, remedies and powers of the Secured Party or any Receiver, including, without limitation, participation, preparation and advice with respect to any actions or proceedings commenced or threatened by or against the Debtor or any Guarantor/Indemnitor;

v)       the inspection of the Collateral;

vi)      investigating title to the Collateral;

vii) the compliance by the Secured Party with all demands made upon the Secured Party to amend, extend, cancel or discharge any registrations and filings related hereto; and

viii)    any other cost related hereto.

All amounts for which the Debtor is required hereunder to reimburse the Secured Party or any Receiver shall, from the date of disbursement until the date the Secured Party, or the Receiver receives reimbursement, be deemed advanced to the Debtor by the Secured Party, shall be deemed to be Obligations and shall bear interest at the highest rate per annum from time to time charged by the Secured Party on any of the other Obligations.

9.2      Appointment of Attorney.

         The Debtor constitutes and appoints the Secured Party, or any Receiver, the true and lawful attorney of the Debtor irrevocably with full power of substitution to do, make and execute all such assignments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever it may be deemed necessary or expedient. The Debtor hereby declares that the irrevocable power of attorney granted hereby, being coupled with an interest, is given for valuable consideration.

9.3      No Obligation to Make Advances.

         Nothing herein shall obligate the Secured Party to make any advance or loan or further advance or extend credit to the Debtor and, in particular, nothing herein shall obligate the Secured Party to advance any unadvanced portion of any loan or credit to the Debtor after the occurrence of an Event of Default. Except to the extent that the Secured Party:

i)       by accepting bills of exchange drawn on it by the Debtor; or

ii) by issuing letters of credit or letters of guarantee on the application of the Debtor,

is required to advance monies on the maturity of those bills or pursuant to those letters of credit or letters of guarantee, as the case may be, none of the preparation, execution, perfection or registration of this Security Agreement or the advance of any monies by the Secured Party shall bind the Secured party to make any further advance.

9.4      Security Interests Effective Immediately.

         Neither the execution of nor any filing with respect to, this Security Agreement shall bind the Secured Party to grant any credit to the Debtor, but the security interests hereby created shall take effect forthwith upon the execution of this Security Agreement by the Debtor.

9.5      Security in Addition and not in Substitution, Remedies Cumulative.

                  The rights, remedies and powers conferred by this Security Agreement are in addition to, and not in substitution for, any other rights, remedies or powers the Secured Party may have under this Security Agreement, at law, in equity or by or under the PPSA or any other statute. The Secured Party may proceed by way of any action, suit or other proceeding at law or in equity and no right, remedy or power of the Secured Party shall be exclusive of or dependent on any other. The Secured Party may exercise any of its rights, remedies or powers separately or in combination and at any time.

9.6      Statutory Waivers.

         To the fullest extent permitted by law, the Debtor waives all of the rights, benefits and protection given by the provisions of any existing or future statute which imposes limitations upon the rights, remedies or powers of a Secured Party or upon the methods of realization of security, including any seize or sue or anti-deficiency statute or any similar provisions of any other statute. In particular, the Debtor waives all rights, benefits and protection given by the Civil Enforcement Act and sections 47 to 50 of the Law of Property Act of the Province of Alberta insofar as they extend to or relate to any of the Collateral. The Limitation of Civil Rights Act of the Province of Saskatchewan shall not apply to the security interests hereby created or any of the rights, remedies powers of the Secured Party or any Receiver.

9.7      Provisions Reasonable.

         The Debtor acknowledges that the provisions of this Security Agreement and, in particular, those respecting rights, remedies and powers of the Secured Party and any Receiver against the Debtor, its business and any Collateral upon an Event of Default, are commercially reasonable and not manifestly unreasonable.

9.8      Further Assurances.

         The Debtor shall at all times, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, transfers, assignments, security agreements and assurances as the Secured Party may reasonably require in order to give effect to the provisions hereof and for the better granting, transferring, assigning, charging, setting over, assuring, confirming or perfecting the security interests hereby created and the priority accorded to them by law or under this Security Agreement.

9.9      Notices.

i) Every notice, demand and other communication in connection with this Security Agreement (including, without limitation, notices required or permitted under the Bankruptcy and Insolvency Act) and all legal process in regard hereto shall be validly given, made or served if in writing and delivered to, or mailed, postage prepaid, or telecopied or telexed or sent by other similar form of communication (collectively "ELECTRONIC COMMUNICATION") to the intended recipient at its address first written above and if to the Debtor to the attention of President and if to the Secured Party to the attention of Manager or to such other address or person as the other may from time to time designate by notice.

ii) Any notice, requisition, demand or other instrument, (including, without limitation, notices required or permitted under the Bankruptcy and Insolvency Act) if delivered, shall be deemed to have been given or made on the day on which it was delivered and if sent by Electronic
         Communication shall be deemed to have been given or made on the business day next following the day on which it was so sent, and if mailed shall be deemed to have been given or made on the third business day following the day on which it was so mailed. Any party hereto may give written notice of a change of address in the same manner, in which event any notice shall thereafter be given to it as above provided at such changed address.

9.10     Discharge.

         Upon payment and performance by the Debtor of the Obligations secured hereby the Secured Party shall upon request in writing by the Debtor deliver up this Security Agreement to the Debtor and shall at the expense of the Debtor cancel and discharge the security interests hereby created and execute and deliver to the Debtor such documents as shall be requisite to discharge the security interests hereby created.

9.11     Delivery of Copy/Waiver.

The Debtor hereby acknowledges receiving a copy of this Security Agreement. The Debtor waives all rights to receive from the Secured Party a copy of any financing statement or financing change statement registered or verification statement issued at any time in respect of this Security Agreement.

9.12     Release of Information.

The Debtor hereby authorizes the Secured Party to provide a copy of this Security Agreement and such other information (including full details of the Obligations) as may be requested of me Secured Party by persons entitled thereto under the PPSA.

9.13     Inspection, Management and Repairs.


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

                  The Debtor covenants and agrees that the Secured Party may, but shall be under no obligation to, at such time or times as the Secured Party deems necessary and without the concurrence of the Debtor or any other person make such arrangements for the repairing, finishing and putting in order of the Business Premises, including, without limitation, such repairs, replacements and improvements as are necessary so that the Debtor and the Business Premises comply with Environmental Laws, and all reasonable costs, charges and expenses including, an allowance for the time and services of the Secured Party, the Secured Party's servants or agents or any other person or persons appointed for the above purposes including, without limitation, the full amount of all legal fees, disbursements, costs, charges and expenses incurred by the Secured Party and any amount due hereunder shall be payable forthwith to the Secured Party, shall be deemed an advance to the Debtor by the Secured Party, shall be deemed to be Obligations, and shall bear interest at the highest rate per annum from time to time charged by the Secured Party on any of the other Obligations until paid.

9.14     Hazardous Materials and Environmental Laws.

         The Debtor represents and warrants to the Secured Party that:

i) the Business Premises are not insulated with urea formaldehyde and do not contain any asbestos material or underground tanks;

ii)      the Business Premises are free of any Hazardous Materials;

iii) the Business Premises are not currently used in a manner, and, to the Debtor's knowledge, after having made due inquiry, no prior use has occurred, which is contrary to any laws, regulations, orders, bylaws, permits or lawful requirements of any Environmental Laws; and

iv) there are no existing or threatened claims, actions, orders or investigations under any Environmental Laws against the Debtor or against the Business Premises.

9.15     Authorization of Inquiries.

         The Debtor hereby authorizes the Secured party to make inquiries from time to time of any governmental authority with respect tot he Debtor's compliance with Environmental Laws and the Debtor agrees that the Debtor will from time to time provide to the Secured Party with such written authorization as the Secured Party may reasonably require in order to facilitate the obtaining of such information.

9.16     Indemnification.


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

i) The Debtor shall indemnify, reimburse and save harmless the Secured Party, any receiver, its directors officers, employees, agents, and successors and assigns, from any and all liabilities, actions, damages, claims, losses, costs and expenses whatsoever (including without limitation, the full amount of all legal fees, costs, charges and expenses and the cost of removal, treatment, storage and disposal of any Hazardous Materials and remediation of the Business Premises) which may be paid, incurred or asserted against the Secured Party for, with respect to or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, the Business Premises or into or upon any other land, the atmosphere or any watercourse, body of water or wetland of any Hazardous Materials.

ii) Any amount owing by the Debtor hereunder shall, from the date of disbursement until the date the recipient receives reimbursement, be deemed advanced to the Debtor by the Secured party, shall be deemed to be obligations and shall bear interest at the highest rate per annum from time to time charged by the Secured party on any of the other Obligations until paid.

iii) The Debtor agrees that the indemnity obligations hereunder shall survive the release of the security of this Security Agreement and the payment and satisfaction of the indebtedness and liabilities hereby secured, but only insofar as such indemnity obligations relate to liabilities, actions, damages, claims, losses, costs and expenses arising in connection with Hazardous Material that were on the Business Premises prior to such release, payment and satisfaction.

                                   SECTION 10
                                 INTERPRETATION

10.1     Entire Agreement/Amendment.

         This Security Agreement contains the entire agreement between the parties relating to the security interests hereby created. Any amendment of this Security Agreement shall not be binding unless in writing and signed by the Secured Party and the Debtor. The Debtor confirms that there are no representations, warranties, covenants or acknowledgements affecting, or relied upon in entering this Security Agreement.

10.2     Severability.

         Any provision of this Security Agreement prohibited by law or otherwise ineffective shall be effective only to the extent of such prohibition or ineffectiveness and shall be


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

severable without invalidating or otherwise affecting the remaining provisions hereof.

10.3     Joint and Several Liability.

         If more than one person executes this Security Agreement as Debtor, their Obligations hereunder and the liability resulting therefrom shall be joint and several.

10.4     Headings.

         All headings and titles in this Security Agreement are for reference only and are not to be used in the interpretation of the terms hereof.

10.5     Included Words.

         Wherever the singular or the masculine are used herein, the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

10.6     Applicable Law.

         This Security Agreement shall be construed and enforceable trader and in accordance with the laws of Alberta.

10.7     Binding Effect.

         This Security Agreement shall be binding on the Debtor and its successors, heirs, administrators and executors and shall enure to the benefit of the Secured Party and its successors and assigns.


                                  Execution
                                  Date


Officer                        Y     M     D        Transferor(s) Signature(s)
Signature(s)                                        J.R.S. EXPLORATION
                                                    COMPANY LIMITED
                                                    by its authorized signatory
/s/ Donald E. Janveau
---------------------

/s/ Garnet W. Mueller
---------------------

                                                    /s/ Donald E. Janveau
                                                    ---------------------------
                                                    DONALD E. JANVEAU
                                                    President


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